SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 15, 1997


                               VIDEO UPDATE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-24346                                         41-1461110
(Commission File Number)                    (I.R.S. Employer Identification No.)


   3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101
   ---------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 222-0006
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)







                                TABLE OF CONTENTS

                                    FORM 8-K

                                January 15, 1997



Item                                                                                                    Page
----                                                                                                    ----
ITEM 5.           OTHER EVENTS

                  Purchase Agreement by and Among Video Update, Inc., Video
                  Warehouse, Inc., and Donald and Katherine Cianci, dated as of
                  January 15, 1997.                                                                       1

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS                                                       1

SIGNATURE                                                                                                 2

EXHIBITS                                                                                                  E-1


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ITEM 5.           OTHER EVENTS

         Effective January 15, 1997, Video Update, Inc. ("Video Update") entered into a Purchase Agreement (the "Agreement") with Video Warehouse, Inc., a Washington corporation ("Video Warehouse"), and Donald and Katherine Cianci, the sole stockholders (the "Stockholders") of Video Warehouse, which operated eight video rental stores in Washington and two video rental stores in Oregon (the "Stores"). Under the Agreement, Video Update agreed to pay Video Warehouse and the Stockholders $1,803,000 in cash and to issue 25,000 shares of Video Update's Class A Common Stock, $.01 par value per share, in exchange for substantially all of the assets of Video Warehouse (the "Assets"). The amount of consideration exchanged was determined by negotiations between the Stockholders and Video Update. The cash portion of the purchase price was financed by funds raised from Video Update's recent public offering, which was completed in October 1996. Video Update presently intends to continue to use substantially all of the Assets for the purpose of operating the Stores. No material relationship existed between the parties prior to the transaction.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         a.       Financial statements of businesses acquired.  Not applicable.

         b.       Pro forma financial information.  Not applicable.

         c.       Exhibits.  The following exhibits are filed with this report.

                  Exhibit
                    No.                              Title
                    ---                              -----

                    2 Purchase Agreement by and among Video Update, Inc., Video Warehouse, Inc., and Donald and Katherine Cianci, dated as of January 15, 1997.

                    99              Press Release.




                                       -1-





                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Video Update, Inc.



Dated:  January 29, 1997                           By: /s/ Daniel A. Potter
                                                      --------------------
                                                       Daniel A. Potter
                                                       Chief Executive Officer




                                       -2-





                                  EXHIBIT INDEX


Exhibit
   No.                                  Title
   ---                                  -----

   2 Purchase Agreement by and among Video Update, Inc., Video Warehouse, Inc., and Donald and Katherine Cianci, dated as of January 15, 1997.

   99             Press Release.



                                       E-1